EXHIBIT 10.19


                               NAVARRE CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                                                                 DW - __________

            Navarre Corporation, a Minnesota corporation (the "COMPANY"), hereby agrees that, for value received, Delphi Financial Corp., Minneapolis, Minnesota, or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after May 1, 1998, and before 5:00 p.m., Minneapolis, Minnesota time, on May 1, 2002, Three Hundred Eighty Thousand Nine Hundred Fifty-Three (380,953) shares of the no par value Common Stock of the Company (the "COMMON STOCK"), at an exercise price of $2.625 which exercise price is subject to adjustment as provided herein.

            1. EXERCISE OF WARRANT. The purchase rights granted by this Warrant shall be exercised (in minimum quantities of 1,000 shares) by the holder surrendering this Warrant with the form of exercise attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by cashier's check payable to the order of the Company, of the purchase price payable in respect of the Common Stock being purchased. If less than all of the Common Stock purchasable hereunder is purchased, the Company will, upon such exercise, execute and deliver to the holder hereof a new Warrant (dated the date hereof) evidencing the number of shares of Common Stock not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates representing the shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

"The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated May 1, 1998, issued by Navarre Corporation, a copy of which is available for inspection at the offices of Navarre Corporation Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Federal Securities Act of 1933, as amended (the "ACT"), with respect to such shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to such shares."

            2. NEGOTIABILITY AND TRANSFER. This Warrant is issued upon the following terms, to which each holder hereof consents and agrees:

               (a) Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary.

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               (b) Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

            3. ANTIDILUTION ADJUSTMENTS. If the Company shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, or declare a dividend payable in Common Stock, the exercise price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in Common Stock, and each share of Common Stock purchasable upon exercise of this Warrant, immediately preceding such event, shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination or dividend payable in Common Stock.

            No fractional shares of Common Stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

            In case of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation, which is effected in such a manner that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, the holder had held the number of shares of Common Stock which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

            When any adjustment is required to be made in the exercise price, initial or adjusted, the Company shall forthwith determine the new exercise price, and

            (a) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new exercise price; and

            (b) cause a copy of such statement to be mailed to the holder of the Warrant as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.

            4. TRANSFERABILITY; REGISTRATION RIGHTS. Prior to making any disposition of the Warrant or of any Common Stock purchased upon exercise of the Warrant, the holder will give written notice to the Company describing briefly the manner of any such proposed disposition. The holder will not make any such disposition until (i) the Company has notified him that, in the opinion of its counsel, registration under the Act is not required with respect to such disposition, or (ii) a registration statement covering the proposed distribution has been filed by the Company and has become effective. The holder then will make any disposition only pursuant to the conditions of such opinion or registration. The Company agrees that, upon receipt of written notice from the holder hereof with respect to such proposed distribution, it will use its best efforts, in consultation with the holder's counsel, to ascertain as promptly as possible whether or not registration is required, and will advise the holder promptly with respect thereto, and the holder will cooperate in providing the Company with information necessary to make such determination.

            If, at any time after the date hereof and prior to the expiration of six (6) years from the date hereof, the Company shall propose to file any registration statement under the Securities Act of 1933, as amended, covering a public offering of the Company's Common Stock and permitting the inclusion of shares of selling shareholders, it will notify the holder hereof at least thirty
(30) days prior to each such filing and will include in the registration statement (to the extent permitted by applicable regulation) the Common Stock purchased by the holder or purchasable by the holder upon the exercise of the Warrant to the extent requested by the holder hereof. Notwithstanding the foregoing, the number of shares of the holders of the Warrants proposed to be registered thereby shall be reduced pro rata with any other selling shareholder (other than the Company) upon the request of the managing underwriter of such offering subject to the prior rights of any other selling shareholder that give it first priority in any such registration. If the registration statement or offering statement filed pursuant to such forty-five (45) day notice has not become effective within six months following the date such notice is given to the holder hereof, the Company must again notify such holder in the manner provided above.

            At any time after the date hereof and prior to the expiration of four (4) years from the date hereof, and provided that a registration statement on Form S-3 (or its equivalent) is then available to the Company, and on a one-time basis only, if the holders of 51% or more of the warrants and the shares acquired upon exercise of the Warrants request the registration of the shares on Form S-3 (or its equivalent), the Company shall promptly thereafter use its best efforts to effect the registration under the Securities Act of 1933, as amended, of all such shares which such holders request in writing to be so registered, and in a manner corresponding to the methods of distribution described in such holders' request.

            All expenses of any such registrations referred to in this Section 4, except the fees of counsel to such holders and underwriting commissions or discounts shall be borne by the Company.

            The Company will mail to each record holder, at the last known post office address, written notice of any exercise of the rights granted under this
Section 4, by certified or registered mail, return receipt requested, and each holder shall have thirty (30) days from the date of deposit of such notice in the U.S. Mail to notify the Company in writing whether such holder wishes to join in such exercise.

            The Company will furnish the holder hereof with a reasonable number of copies of any prospectus included in such filings and will amend or supplement the same as required during the period of required use thereof. The Company will maintain the effectiveness of any shelf registration statement or the offering statement filed by the Company, whether or not at the request of the holder hereof, for at least six (6) months following the effective date thereof.

            In the case of the filing of any registration statement, and to the extent permissible under the Act and controlling precedent thereunder, the Company and the holder hereof shall provide cross indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

            The holder of the Warrant agrees to cooperate with the Company in the preparation and filing of any such registration statement or offering statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Act as to any proposed distribution.

            The Company shall have no obligation under this Section 4 to register any of the shares of the holders if, in accordance with Rule 144, promulgated under the Securities Act of 1933, as amended, the holder may sell all his shares of common stock obtained upon an exercise of this Warrant within ninety (90) days immediately following the request for registration.

            5. CASHLESS EXERCISE OPTION.

               (a) Provided the Company's Common Stock shall then be traded on an exchange or quoted by NASDAQ or otherwise traded as described in 5(d) hereof, the holder of this Warrant shall have the right to require the Company to convert this Warrant (the "CONVERSION RIGHT"), at any time from May 1, 1998 and prior to its expiration, into shares of Common Stock as provided for in this
Section 5. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any exercise price) that number of shares of Common Stock equal to the number of shares of Common Stock resulting from multiplying the number of shares of Common Stock issuable to the holder upon exercise of the Warrant (and desired to be converted) times the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the exercise price for one Warrant Share in effect immediately prior to the exercise of the Conversion Right from the Fair Market Value (as determined below) for one Warrant Share immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

               (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day, by delivering a written notice (the "CONVERSION NOTICE") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Stock the Warrant holder will purchase pursuant to such conversion, and (ii) a place, and a date not less than five (5) nor more than twenty (20) business days from the date of the Conversion Notice for the closing of such purchase.

               (c) At any closing under Section 5(b) hereof, (i) the holder will surrender the Warrant, (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new Warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

               (d) "FAIR MARKET VALUE" of a share of Common Stock as of a particular date (the "DETERMINATION DATE") shall mean:

                    (i) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, or the Small Cap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date.

                    (ii) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, or the Small Cap Market, but is traded in the over-the-counter market, then the average of the closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

                    (iii) If the Company's Common Stock is not publicly traded and there has been a bona fide sale for cash on an arm's-length basis within 45 days prior to the Determination Date of such Common Stock by the Company privately to one or more investors unaffiliated with the Company (a "Qualifying Sale"), then the most recent such sales price.

                    (iv) If the Company's Common Stock is not publicly traded and there has been no Qualifying Sale, then the appraised fair market value of such stock, as determined by mutual agreement of the Company and the holder of the Warrant; or if the parties cannot agree to such valuation, then each of the Company and the holder shall select an arbitrator and such arbitrators shall select a third, and such three arbitrators shall determine (in accordance with the Commercial Arbitration Rules of the American Arbitration Association, such expenses to be borne equally by the parties) the fair market value (without any discount for lack of marketability or minority interest) of a share of Common Stock of the Company.


            6. NOTICES. The Company shall mail to the registered holder of the Warrant, at his last known post office address appearing on the books of the Company, not less than fifteen (l5) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of Common Stock entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the

Company's assets shall be considered and acted upon.

            7. RESERVATION OF COMMON STOCK. A number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved for the exercise thereof.

            8. MISCELLANEOUS. Whenever reference is made herein to the issue or sale of shares of Common Stock, the term "COMMON STOCK" shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

            Upon written request of the holder of this Warrant, the Company will promptly provide such holder with a then current written list of the names and addresses of all holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

            The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of shares purchased on the exercise of this Warrant, and the word "holder" shall include the plural thereof. This Common Stock Purchase Warrant shall be interpreted under the laws of the State of Minnesota.

            All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes in respect of the issuer thereof.

            Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a stockholder (including, no right to vote on any matters coming before the shareholders) of the Company for any purpose whatsoever until and unless this Warrant is duly exercised.

            IN WITNESS WHEREOF, this Warrant has been duly executed by Navarre Corporation, this 1st day of May, 1998.


                                       NAVARRE CORPORATION


                                        By:
                                            ------------------------------------
                                              Title:
                                                    ----------------------------

                              WARRANT EXERCISE FORM

To be signed only upon exercise of Warrant.

            The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________ of the shares of Common Stock of Navarre Corporation to which such Warrant relates and herewith makes payment of $___________ therefor in cash or by certified check, and requests that such shares be issued and be delivered to, _________________________, the address for which is set forth below the signature of the undersigned.

Dated:
       -------------------------

--------------------------------        ----------------------------------------
(Taxpayer's I.D. Number)                (Signature)


                                        ----------------------------------------

                                        ----------------------------------------
                                        (Address)


--------------------------------


                                 ASSIGNMENT FORM

To be signed only upon authorized transfer of Warrant.

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase shares of Common Stock of Navarre Corporation to which the within Warrant relates and appoints _________________, attorney, to transfer said right on the books of Navarre Corporation with full power of substitution in the premises.

Dated:
       -------------------------


                                        ----------------------------------------
                                        (Signature)


                                        ----------------------------------------

                                        ----------------------------------------
                                        (Address)

                             CASHLESS EXERCISE FORM
         (To be executed upon exercise of Warrant pursuant to Section 5)


            The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Common Stock Purchase Warrant for, and to purchase thereunder, ______________________ shares of Common Stock, as provided for in Section 5 therein.

            If said number of shares shall not be all the shares purchasable under the within Common Stock Purchase Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

            Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional shares to:



NAME
          ---------------------------------------------------------------
                (PLEASE PRINT NAME)


ADDRESS         ----------------------------------------------------------------

                ----------------------------------------------------------------


SOCIAL SECURITY NO.  -----------------------------------------------------------



SIGNATURE
          ---------------------------------------------------------------

NOTE: The above signature should correspond exactly with the name on the first page of this Common Stock Purchase Warrant or with the name of the assignee appearing in the assignment form on the preceding page.